TENTH AMENDMENT

TENTH AMENDMENT dated as of September 24, 2008 (this “Amendment”) with respect to the Revolving Credit Agreement, dated as of August 14, 2002 (as amended, the “Credit Agreement”) by and between Lazare Kaplan International Inc., as borrower (“Borrower”) and ABN AMRO Bank N.V., as Administrative Agent (the “Administrative Agent”) and as a Bank (the “Bank”). Unless otherwise defined herein, capitalized terms used herein have the meanings assigned in the Credit Agreement

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Bank has made Loans and other financial accommodations to the Borrower which remain outstanding;

WHEREAS, the Borrower has requested that the Bank amend the restriction on Indebtedness and Liens set forth in Sections 8.2(a) and 8.2(b) of the Credit Agreement, respectively, and the Bank is willing to do so under the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendment.

(a) Section 1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“NamGem Trading BVBA” means NamGem Trading BVBA, a company organized and existing under the laws of the Kingdom of Belgium and a Subsidiary of the Borrower.

“NamGem Trading BVI Limited” means NamGem Trading BVI Limited, a company limited by shares organized and existing under the laws of the British Virgin Islands and a Subsidiary of the Borrower.

“OPIC” means the Overseas Private Investment Corporation, an agency of the United States of America.

“OPIC Financing Agreement” means that certain First Amended and Restated Finance Agreement between OPIC and NamGem Trading BVI Limited, dated as of June 10, 2008, as the same may be amended, modified or supplemented from time to time.

(b) Section 8.2(a) of the Credit Agreement is hereby amended by inserting the following clause (xi) at the end thereof:

“ (xi) up to $25,200,000 in Indebtedness of the Borrower and/or any Subsidiary of the Borrower to OPIC with respect to the OPIC Financing Agreement.”

(c) Section 8.2(b) of the Credit Agreement is hereby amended by inserting the following clause (viii) at the end thereof:

“(viii)  Liens granted by Subsidiaries of the Borrower on the property and capital stock of such Subsidiaries in connection with the Indebtedness described in Section 8.2(a)(xi).”

(d) Section 8.2(c) of the Credit Agreement is hereby amended by inserting the following proviso at the end of subsection (c) clause (vi):

“; provided further, that such limitation shall not apply to investments by the Borrower and its Subsidiaries in an aggregate amount of up to $10,800,000 in NamGem Trading BVI Limited.”

(e) Section 8.3(c) of the Credit Agreement is hereby amended by deleting "1.5" and inserting in lieu thereof "1.75."

Section 2. Effective Date. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a) the Borrower, the Administrative Agent and the Bank shall have executed and delivered this Amendment;

(b) legal matters incident to the execution and deliver of this Amendment shall be satisfactory to the Administrative Agent and its counsel;

(c) Lazare Kaplan Europe Inc., Lazare Kaplan Japan Inc. and Lazare Kaplan Africa Inc. shall have executed and delivered to the Administrative Agent and their consent to this Amendment in the form set forth below;

(d) all of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct and the Borrower shall be in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred under the Credit Agreement; and

(e) the Borrower shall have paid all invoiced and unpaid out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the Borrower, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

Section 3. Miscellaneous

(a) Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such date).

(b) Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c) Continuing Effect of the Credit Agreement. The Borrower, the Administrative Agent and the Bank hereby acknowledge and agree that the Credit Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms, except as expressly modified hereby.

(d) No Waiver. Nothing contained in this Amendment shall be construed or interpreted or is intended as a waiver of any Default or Event of Default or of any rights, powers, privileges or remedies that the Administrative Agent or the Bank have or may have under the Credit Agreement, any other related document or applicable law on account of such Default or Event of Default.

(e) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

LAZARE KAPLAN NTERNATIONAL INC.

By:
Title:

ABN AMRO BANK N.V., as Bank and as Agent

By:
Title:

By:
Title:

Guarantor’s Acknowledgement and Consent

Each of the undersigned heretofore executed and delivered to the Bank a Guaranty dated August 14, 2002. Each of the undersigned hereby consents to the Tenth Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent thereof to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

Lazare Kaplan Europe Inc.

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Lazare Kaplan Japan Inc.

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Lazare Kaplan Africa Inc.

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